SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported) April 1, 2000 through May 31, 2000

                                 E-PAWN.COM, INC

             (Exact Name of Registrant as Specified in Its Charter)



NEVADA                           33-2533-LA                           87-0435741
(State or Other Jurisdiction    Commission File                  I.R.S. Employer
of Incorporation)                  Number                     Identification No.




                               Merrill Lynch Tower
                        2855 University Drive, Suite 200
                          Coral Springs, Florida 33065
                                TEL. 954-575-7296
             ------------------------------------------------------
             (Address of Principal Executive Offices and Telephone)

                           WASATCH INTERNATIONAL CORP.

        1301 N. Congress Avenue, Suite 135, Boynton Beach, Florida 33426
        ----------------------------------------------------------------
                            (Former Name and Address)

              The Private Securities Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this Form 8-K (as well as information included in the Exhibits) contains statements that are forward looking, such as those relating to consummation of the transaction, anticipated future revenue of the companies and success of current product offerings. Such forward looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward looking statements.


              ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                      Not applicable.

              ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


     On April 14, 2000, the Company announced and confirmed that it would issue to shareholders of record a stock dividend of shares of two of the Company's subsidiaries. The Company will grant the special dividend of two shares of common stock of UbuyNetwork.com, Inc. for each of the Company's common stock that is held of record as of April 18, 2000. The Company also announced a stock dividend to shareholders of record as of May 1, 2000 of common stock of its subsidiary Ubuyhomes.com, Inc. for each share of common stock of the Company. A copy of the news release for these stock dividends is attached as Exhibit A.

     On April 18, 2000, the Company announced that the majority shareholders of the Company, Swiss Arctic Traders, Ltd. and Fortuna Holdings Limited, have agreed to assign all of their dividend shares of Ubuynetwork.com, Inc. and Ubuyhomes.com, Inc. back to the Company. The Company, therefore, will retain majority control of its subsidiaries by retention of the nearly two-thirds (2/3rds) of common shares that would have been distributed pursuant to the stock dividends announced on April 14, 2000. A copy of the news release is attached as Exhibit B.

     On May 9, 2000, the Company agreed to purchase nineteen percent (19%) of the outstanding stock in Shopper's Online, Inc., a New Jersey based e-commerce Internet portal site, and nineteen percent (19%) of Freebees, Inc., a New Jersey Internet marketing company. The Company agreed to issue 1,000,000 shares of its common stock to Shopper's Online, Inc. and 1,000,000 shares of its common stock to Freebees, Inc. in exchange for the nineteen percent (19%) interest in the respective companies. A copy of the news release is attached as Exhibit C.




     During April 2000, the Board of Directors of the Company authorized the issuance of 42,650,000 shares of common stock to be used and delivered in connection with various acquisitions of interests in companies and investments in companies and for other general corporate purposes which are intended to benefit the Company. Each of the transactions for which shares are authorized is evidenced by an agreement, but the closing of the transactions are respectively subject to various conditions and due diligence. The certificates representing the authorized shares will be held in escrow by counsel for the Company until all conditions have been satisfied and the transaction is closed. In the event that the transaction does not close, the shares will be returned to the transfer agent and registrar who will cancel the certificates and the shares will become part of the authorized but unissued shares of the Company's capital stock.


              ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.


                      Not Applicable.

              ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                      Not applicable.

              ITEM 5.  OTHER EVENTS

     On April 3, 2000, the Company announced that it had entered into an agreement with Loyalty Card Holdings Limited to cooperate in the marketing of a global Internet credit card developed by Loyalty Card Holdings Limited. The Company will market the card as a UBUY Smart Card which will incorporate features of credit cards, phone cards, and bank money access cards, as well as other services. On April 14, 2000, the Company concluded its agreement with Loyalty Card Holdings Limited to acquire the rights to the smart card technology in exchange for granting to Loyalty Card Holdings Limited 5,000,000 shares of the Company's common stock and a twenty percent (20%) interest in the equity of the certain of the Company's subsidiaries, namely, Ubuycard.com, Inc., a Nevada corporation; Ubuynetwork.com, Inc., a Nevada corporation; Ubuynetwork.co.uk PLC, a U.K. public limited company; and E-Pawn.co.uk PLC, a U.K. public limited company. The Company also agreed to arrange financing of up to $12 million in order to support the launch of the UBUY card and the development of the European subsidiaries. A copy of the news release on the launch of the UBUY smart card is attached as Exhibit D.



     On May 17, 2000, the Company announced that it had entered into a marketing agreement with Marlborough International PLC of Dublin, Ireland. The Company's subsidiary, Ubuynetwork.com, Inc. and Ubuynetwork.co.uk PLC will market certain of Marlborough's online employment services, including its "FILLTHEJOBS.com" service through the Ubuyjobs.com website. The Company and Marlbough intend to look for other avenues of cooperation and synergistic business opportunities. A copy of the news release is attached as Exhibit E.

              On May 18, 2000, the Company announced that it had formed a joint venture with Asset Investment Management 1984 S.A., a company located in Nyon, Switzerland ("AIM"). Under the terms of the venture agreement, AIM will undertake to develop and operate the E-Pawn Global Partner Program business model for the establishment of companies in Austria, Switzerland, Norway, Denmark, and Sweden. AIM will be responsible for introducing the E-Pawn Global Partner Program in these countries. This program provides for the selection of a local investor for the constituent companies, and the placement of shares of the companies in the public securities markets for the respective countries. One of the principal shareholders of AIM is an affiliate of Swiss Arctic Traders, Ltd., a major shareholder of the Company. A copy of the news release announcing the joint venture is attached as Exhibit F.

              ITEM 6.  CHANGE IN DIRECTORS AND OFFICERS.

     On April 10, 2000, the directors elected Raymond E. Winter as an additional director of the Company. Mr. Winter is the chairman of Loyalty Card Limited, a Bahamian company, which developed a smart card in association with its subsidiary company, Loyalty Card Services Limited of the United Kingdom. Mr. Winter will also serve as a director of subsidiary companies, namely, E-Pawn.co.uk PLC, Ubuynetwork.co.uk PLC, Ubuycard.com, Inc. and Ubuynetwork.com, Inc.

     On April 17, 2000, the company elected Douglas H. Forde as a director. On May 8, 2000, the directors elected Mr. Forde as chairman as the board of directors. Mr. Forde is a principal shareholder and director of CeleXx Corporation.




     On May 8, 2000, the Company announced the resignation of Mary Duncan as Secretary. The directors, by unanimous consent, elected Jennifer Martin of Coral Springs, Florida, as corporate secretary.

    ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


                      Not applicable.

              ITEM 8:  CHANGE IN FISCAL YEAR.

                      Not Applicable.

EXHIBITS

     Exhibit A: Press release dated April 14, 2000,  announcing stock dividends.


     Exhibit B: Press release dated April 18, 2000, announcing retention of control of subsidiaries.

     Exhibit C: Press release dated May 9, 2000, announcing the Company's intent to purchase nineteen percent (19%) interest in Shopper's Online, Inc. and nineteen percent (19%) interest in Freebees, Inc.

     Exhibit D: Press release dated April 3, 2000, announcing an agreement with Loyalty Card Holdings Limited.

     Exhibit E: Press release dated May 17, 2000, announcing a marketing agreement with Marlborough International PLC of Dublin, Ireland.

     Exhibit F: Press release dated May 18, 2000, announcing a joint venture agreement with Swiss Asset Investment Manage 1984 S.A.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 31, 2000

E-PAWN.COM, INC.
(Formerly Wasatch International Corporation)

By:_____________________________
   Eli Leibowitz, Director and
   President

                                    EXHIBIT A

FRIDAY APRIL 14, 11:01 AM EASTERN TIME
COMPANY PRESS RELEASE

E-PAWN.COM, INC. CONFIRMS 2 FOR 1 DIVIDEND DATE FOR UBUYNETWORK.COM INC.

ENGLEWOOD, N.J.--(BUSINESS WIRE)--APRIL 14, 2000--E-PAWN.COM INC., (OTCBB:EPWN -
NEWS) WWW.E-PAWN.COM confirms the spin-off of ubuynetwork.com, inc., www.ubuynetwork.com, as a special dividend for shareholders of record April 18, 2000. Each E-Pawn shareholder will receive a special stock dividend of 2 newly issued shares of Ubuynetwork.Com, Inc. for each share of E-Pawn they hold as of April 18, 2000. Additionally, E-Pawn will also spin off Ubuyhomes.Com, Inc. as a special stock dividend for shareholders of record May 1, 2000. E-Pawn shareholders will receive 2 shares of Ubuyhomes.Com, Inc. for each share of E-Pawn they hold as of that date.

E-Pawn also confirmed the appointment of Raymond Winter to the Board of Directors of Ubuynetwork.Co.UK, its newly formed United Kingdom subsidiary. Winter was also appointed Managing Director of UbuyCard.Com, Inc., E-Pawn's wholly owned subsidiary which will roll out in Europe a smart card which will be the first global credit card to handle transactions in Euro Dollars "EURO'S", the official currency of the "EU" European Union. The European community consists of approximately 350 million consumers. The UbuyCard will be used as a credit card, phone card, and bank money access card (ATM), while at the same time featuring state of the art anti-fraud protection technology. The UbuyCard functions with individual fingerprint recognition technology, thereby eliminating credit card fraud.

The  UbuyCard  will  be  underwritten  by  a  major   multi-national   financial
institution. The planned launch of the UbuyCard is scheduled for late June 2000.

E-PAWN.COM is a multi-faceted Internet portal, software developer and online auction company that through one of its many e-commerce sites, pawnshopauctionline http://www.pawnshopauctionline.com competes head-to-head with EBAY (NASDAQ: EBAY - NEWS) and other e-commerce companies in the Internet auction market. This will continue to be the main focus of the company's efforts. In addition, e-pawn.com is in the process of acquiring and operating several businesses under its ubuynetwork http://www.ubuynetwork.com brand name. The company's ubuynetwork ultimately will comprise more than 200 business-to-business and business-to-consumer e-commerce sites around the world. The Private Securities Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this Press Release (as well as information included in oral statements or other written statements made or to be made) contains statements that are forward looking, such as those relating to consummation of the transaction, anticipated future revenue of the companies and success of current product offerings. Such forward looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward looking statements.

CONTACT:

     E-Pawn Com. Inc., Coral Springs, Fla.
     Eli Leibowitz, President
     or
     Public Relations
     Vanguard Communications Group Ltd.,
     954/227-0483 OR STEVEB@E-PAWNINC.COM
     or
     UbuyNetwork

                                   EXHIBIT B

TUESDAY APRIL 18, 12:03 PM EASTERN TIME
COMPANY PRESS RELEASE

E-PAWN.COM, INC. TO RETAIN MAJORITY STAKE IN UBUYNETWORK AND AFFILIATED UBUYNETWORK.COM BUSINESSES

ENGLEWOOD, N.J.--(BUSINESS WIRE)--APRIL 18, 2000--E-PAWN.COM,INC.  (OTCBB:EPWN -
NEWS), WWW.E-PAWN.COM, announced today that its majority shareholders have assigned their dividend rights in favor of E-Pawn.Com, Inc. This action will enable the company to retain MAJORITY CONTROL OF APPROXIMATELY 66% OF THE DIVIDEND SHARES OF UBUYNETWORK.COM AND UBUYHOMES.COM. WWW.UBUYHOMES.COM E-Pawn's President Eli Leibowitz said, "All stockholders of record April 18, 2000 will receive 2 shares of Ubuynetwork.Com, WWW.UBUYNETWORK.COM, for each share of E-Pawn owned. The company has been successful in obtaining the support of the majority stockholders and therefore E-Pawn will remain in control of the UbuyNetwork.Com." Leibowitz also explained, "This is a significant event that will enhance shareholder value and strengthen the company's balance sheet. The company's global expansion plan is building the UbuyNetwork.Com brand name into an internationally recognized Internet marketing company." The Private Securities Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this Press Release (as well as information included in oral statements or other written statements made or to be made) contains statements that are forward looking, such as those relating to consummation of the transaction, anticipated future revenue of the companies and success of current product offerings. Such forward looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward looking statements.

CONTACT:

     E-Pawn.Cm Inc., Coral Springs, Fla.

     Eli Leibowitz, President, Public Relations

     or

     Vanguard Communications Group Ltd.,

     954/227-0483 STEVEB@E-PAWNINC.COM

EXHIBIT C

==================================
TUESDAY MAY 9, 9:55 AM EASTERN TIME
COMPANY PRESS RELEASE

E-PAWN.COM, INC. PURCHASES 19% INTEREST IN SHOPPER'S ONLINE AND FREEBEES, INC.

ENGLEWOOD, N.J.--(BUSINESS WIRE)--MAY 9, 2000--E-PAWN.COM (OTCBB:EPWN - NEWS) WWW.E-PAWN.COM announced today it purchased a 19% interest in Shopper's Online, a New Jersey based e-commerce portal.
  The  investment  will give E-Pawn a 19%
stake in the  company.  Shopper's  Online,  Inc.,  a privately  held  company is currently being acquired by WCM Capital Corporation (NASDAQSC:WCMC) www.wcmcapital.com.
 Shopper's  Online  currently  operates  an online  shopping portal www.shoppersonline.com an incubator for the development of business to business e-commerce. FreeBees is currently developing a giveaway, fulfillment and refund website to be linked to Shopper's Online which will allow Internet consumers to participate in promotional and redemption programs offered by various companies operating in both e-commerce and brick and mortar retail businesses. "We believe that this investment in Shopper's Online is a step in the right direction as we will be aggressively seeking other strategic partners and alliances for both e-pawn.com and the ubuynetwork.com www.ubuynetwork.com in the future," said Eli Leibowitz, president of E-Pawn.com, Inc. E-Pawn.com is a multi-faceted portal, software developer and online auction company that recently announced plans for the global expansion of E-Pawn.com into several European markets. The expansion program provides for E-Pawn.com, UbuyNetwork.com and related online auction and barter sites www.pawnshopauctionline.com and www.swappage.com as well as licensing of its software to Exchequer Investments Ltd., a privately held UK based company. Exchequer will develop and operate E-Pawn.com in several European marketplaces, with strategic local partners providing working capital, local expertise and management to launch E-Pawn.com www.e-pawn.com throughout europe. the first launch will be e-pawn.uk.com in the United Kingdom, to be followed by Germany, France, Italy, Spain, Switzerland, Denmark, Norway, Sweden, Netherlands and Ireland before year end. The overall objective is to take the subsidiary companies public in each country. The Private Securities Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in the Press Release (as well as information included in oral statements or other written statements made or to be made) contains statements that are forward-looking, such as those relating to consummation of the transaction, anticipated future revenue of the companies and success of current product offerings. Such forward-looking information involved important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements.

CONTACT:

     E-Pawn.com, Inc., Coral Springs, Fla.
     Eli Leibowitz, President

     201/568-3828

     or

     Vanguard Communications Group, Coral Springs, Fla.

     954/227-0483

     steveb@e-pawn.com

                                    EXHIBIT D

Monday April 3, 10:20 am Eastern Time

Company Press Release

E-PAWN.COM INC. TO LAUNCH FIRST GLOBAL INTERNET "UBUY" SMART CARD

ENGLEWOOD,  N.J.--(BUSINESS  WIRE)--APRIL 3, 2000--E-PAWN.COM INC. (OTCBB:EPWN -
NEWS) WWW.E-PAWN.COM announced today that it has signed an agreement with Loyalty Card Holdings Limited ("LCL") to launch a new global Internet credit card.
E-Pawn.com will exploit the Smart Card technology and strategic alliances that have been developed by LCL'S subsidiary, Loyalty Card Services Limited, based in the United Kingdom.
The UBUY Smart Card will be used as a credit card, phone card, and bank money access card (ATM), while at the same time featuring state of the art anti-fraud protection technology. The UBUY Smart Card functions with individual fingerprint recognition technology, thereby eliminating credit card fraud. The card will be marketed under the brand name www.ubuynetwork.com. The UBUY Smart Card will be the first global credit card issued in Euro's the official currency of the (EU) European Union. The European community consists of approximately 350 million consumers in 18 countries.
Ubuy Card will be underwritten by a major multi national financial institution. The planned launch of the Ubuy Card is scheduled for late June 2000.
Mr. Raymond E. Winter, Chairman of LCL, will join the Board of Directors of E-Pawn.Com Inc. and will head up the European operations of E-Pawn.Co.UK and UbuyNetwork.Co.UK as Chief Executive Officer. Mr. Winter brings many years of experience in telecommunications and marketing of credit cards for multi national corporations.
-0-

E-Pawn.Com Inc. is a multi-faceted portal, software developer and online auction company that recently announced plans for the global expansion of E-PAWN.COM into several European markets. The expansion program provides for E-PAWN.COM, UBUYNETWORK, http://www.ubuynetwork.com and related online auction and barter sites http://www.pawnshopauctionline.com http://www.swappage.com and its most recent production http://www.bigticketworld.com.
Colonel's International, Inc. is a holding company for The Colonel's Truck Accessories, Inc. The Colonel's Rugged Liner Inc., and The Colonel's Brainerd International Raceway, Inc. which will be changed to E-Pawn.Com International Raceway. COLO'S related web sites are as follows: http://www.ruggedliner.com http://www.groundforce.com
The Private Securities Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this Press Release (as well as information included in oral statements or other written statements made or to be made) contains statements that are forward looking, such as those relating to consummation of the transaction, anticipated future revenue of the companies and success of current product offerings. Such forward looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward looking statements.

CONTACT:
     UbuyNetwork.Com U.K.

     Ray Winter, 011 44 279655599
     EMAIL: RWINTER@LOYALTYCARD.FREESERVE.CO.UK
     or
     E-Pawn Com. Inc., Coral Springs, Fla.
     Eli Leibowitz, President
     or
     Vanguard Communications Group Ltd.
     Public Relations

     954/227-0483

     email:  steveb@e-pawninc.com

                                   EXHIBIT E

         WEDNESDAY 17 MAY 9:00 AM

         COMPANY PRESS RELEASE

E-PAWN.COM  INC.,   ANNOUNCES   ONLINE  MARKETING   AGREEMENT  WITH  MARLBOROUGH
INTERNATIONAL PLC.

CORAL SPRINGS FL. (BUSINESS WIRE) MAY 17, 2000 E-PAWN.COM INC. WWW.E-PAWN.COM (OTCBB:EPWN) Announced today that it has been successful in concluding a marketing agreement for its ubuynetwork.com subsidiary www.ubuynetwork.com to promote and market Marlborough International PLC www.marlborough.ie a leading international employment and support services provider. marlborough's news release may be seen http://uk.biz.yahoo.com/000517/123/a742u.html

Marlborough is publicly traded on the London and Irish Stock |Exchanges. The company is headquartered in Dublin Ireland and operates internationally from locations in Ireland, United Kingdom and Australia. Marlborough specializes in technology placement services, executive search, contract staffing, staff outsourcing and employee management for multi-national companies on a regional basis.

Ubuynetwork will market Marlborough's new B2B online employment service "FILL THE JOBS. COM" via ubuyjobs.com ( www.ubuyjobs.com ).

David McKenna C.E.O, Marlborough International explained, "this innovative new program is designed to allow all recruitment companies access to the largest multi-national employers worldwide." he also added, "effectively, this will enable independent recruitment agencies instant access to prime employment opportunities for their clients through www.fillthejob.com a virtual employment fair. at the same time employers will be able to interview potential employees by selecting from a file search of resumes on the companies comprehensive online data base consisting of 100,000 plus active job candidates."

Albert Reynolds, Chairman of E-PAWN's advisory committee commented, "This alliance will be mutually beneficial and provide excellent opportunity for both companies to expand internationally."

Eli Leibowitz, E-pawn's President said, "By marketing the online recruitment service via the ubuynetwork the company will enhance its ability to generate revenue for in its core business as well as demonstrating its appeal and abilities to attract established businesses to its rapidly growing network of goods and services online."

E-pawn has created and developed a multitude of e-commerce web sites to include:
Ubuy      network      http://www.ubuynetwork.com      ,an     auction      line
http://www.pawnshopauctionline.com , a buy sell, trade or barter site http://www.swappage.com and the e-pawn store front with over 3000 interesting items from gifts to imported clocks, paintings and much more. E-pawn has developed a proprietary e-commerce software designed with simplicity in mind www.bazoo2000.com . The target market is small to medium size business owners with little or no knowledge of electronic storefront applications who are in need of practical e-commerce solutions. E-pawn's software is simple to install and the storefront administration can be controlled by an individual without any knowledge of basic html. the appearance of the storefront is completely customizable; it can be integrated into an existing web site or used as a stand-alone site. however, for those requiring a quick solution, the standard e-pawn storefront is supplied ready to use with a number of variations to include color, font and logos. the software is user friendly, versatile and cost effective. The software can handle tens of thousands of products including tax and shipping costs, discounting, e-mail notification, banner ads, search tools and other online transaction verification modules. The software will be available in six different languages. e-pawn plans to enter the uk, swiss, german, french, dutch and scandinavian markets later this year.

The Private Securities Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this Press Release (as well as information included in oral statements or other written statements made or to be made) contains statements that are forward looking, such as those relating to consummation of the transaction, anticipated future revenue of the companies and success of current product offerings. Such forward looking information involved important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward looking statements.

contact :

Eli Leibowitz, President E-pawn.com, Inc.
Vanguard Communications Group LTD,

 954-227-0483

steveb@e-pawn.com

                                   EXHIBIT F

THURSDAY MAY 18, 9:57 AM EASTERN TIME
COMPANY PRESS RELEASE

E-PAWN.COM, INC. FORMS PARTNERSHIP WITH SWISS INVESTMENT COMPANY

CORAL SPRINGS, FLA.--(BUSINESS WIRE)--MAY 18, 2000--E-PAWN.COM INC., (OTCBB:EPWN
- NEWS) WWW.EPAWN.COM announced that it has finalized a partnership agreement with Swiss Asset Investment Management 1984 SA (AIM) located in Nyan Switzerland to operate, market and promote E-Pawn.com and the UbuyNetwork.com businesses in the following countries including: Austria, Switzerland and Scandinavian countries of Norway, Denmark and Sweden. AIM is a Swiss based investment management company that was established in 1984 and holds a substantial investment in E-Pawn. The company will develop and operate the E-Pawn businesses in those countries. Christopher Morris, Managing Director of AIM, is a 58 year old executive who has considerable experience in high technology and computer related fields. Morris has spent more than 25 years with Digital Equipment Corporation developing their multi-billion dollar European computer business. More recently he has been involved in the marketing of telecommunication services in Europe and the management of AIM. Christopher Morris, Managing Director of AIM said: "We are optimistic about the opportunities presented by the introduction of E-pawn.com and the Ubuynetwork.com www.ubuynetwork.com businesses in Switzerland and Austria. Particularly exciting are the future prospects in the Scandinavian markets, where a high percentage of the population is computer literate and have access to the Internet thus creating an ideal market for the E-Pawn business to business concepts of online auctions and the purchase of goods and services via Internet." "E-Pawn has observed the rapid growth of the online auction business in Europe which recently resulted in the UK based QXL.com announcing the agreed $1 billion takeover of their German competitor Ricardo.de. The deal was reported in the London Financial Times yesterday as the largest E-Commerce transaction in Europe underlines the rapid growth of the online auction business in this region," said, Doug Forde Chairman of E-Pawn. He also added, "It is noteworthy that this transaction occurred less than two months after QXL.com acquired Bidlet a Scandinavian rival for $508 million. The industry consolidation in Europe where QXL.COM now has approximately 1.3 million subscribers and EBAY (NASDAQ:EBAY - NEWS) has approximately 966,000 European users, leads us to believe that we are headed in the right direction. Our plan is to enter these lucrative markets by developing E-Pawn.Com and the UbuyNetwok in these regions in conjunction with our local partners. We believe that our plan to build its market share over the next three years should place the company in a good position to service the market of more than 100 million Europeans who will shop online by the year 2004. These figures were reported in a new research program by Datamonitor Market Analysis Group that examined attitudes of consumers in 5 European countries." E-Pawn.com is a multi-faceted portal, software developer and online auction company that recently announced plans for the global expansion of E-Pawn.com into several European markets. The expansion program provides for E-Pawn.com, UbuyNetwork.com and related online auction and barter sites WWW.PAWNSHOPAUCTIONLINE.COM AND WWW.SWAPPAGE.COM as well as licensing of its software to Exchequer Investments Ltd., a privately held UK based company. Exchequer will develop and operate E-Pawn.com in several European marketplaces, with strategic local partners providing working capital, local expertise and management to launch E-pawn.com www.E-pawn.com throughout Europe. The first launch will be E-PAWN.UK.COM in the United Kingdom, to be followed by Germany, France, Italy, Spain, Switzerland, Denmark, Norway, Sweden, Netherlands and Ireland. The overall objective being to take the subsidiary companies public in each country. The Private Securities Reform Act of 1995 provides a "safe harbor" for forward-looking statements.
Certain information included in the Press Release (as well as information included in oral statements or other written statements made or to be made) contains statements that are forward looking, such as those relating to consummation of the transaction, anticipated future revenue of the companies and success of current product offerings. Such forward looking information involved important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward looking statements.

CONTACT:

     E-Pawn.com, Inc.
     Eli Leibowitz, President

     201/568-3828

     or

     Vanguard Communications Group, Coral Springs, Fla.

     954/227-0483

     STEVEB@E-PAWN.COM

     or
     AIM Contact:

     Christopher Morris, 011 41 22 369 9096